                                                                   EXHIBIT 10.10

                   FIRST  AMENDMENT TO LETTER LOAN AGREEMENT


     THIS FIRST AMENDMENT TO LETTER LOAN AGREEMENT ("Amendment") is made and
                                                     ---------
entered into effective the 31st day of January, 1996, by and between DSI TOYS, INC. f/k/a DIVERSIFIED SPECIALISTS, INC., a Texas corporation (herein called "Borrower"), and BANK ONE, TEXAS, NA, with offices in Houston, Texas (herein called "Lender").
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                               R E C I T A L S:
                               - - - - - - - -

     WHEREAS, Borrower and Lender entered into a Letter Loan Agreement dated December 11, 1995 (the "Loan Agreement"); the terms defined therein being used
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herein as therein defined unless otherwise defined herein); and

     WHEREAS, Borrower and Lender desire to amend certain terms and provisions of the Loan Agreement.

                               A G R E E M E N T:
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower and Lender hereby agree to amend the Loan Agreement as hereinafter set forth.

     1.  Amendments to Loan Agreement.  The Loan Agreement is, effective the
         ----------------------------
date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, amended as follows:

          (a) All references in the Loan Documents to "Diversified Specialists, Inc." are hereby amended to read "DSI Toys, Inc."

          (b) Subparagraph 6(a) of the Loan Agreement is hereby amended by deleting such subparagraph in its entirety and substituting therefor the following:

               "(a) Permit its Net Worth to be less than (i) ($2,500,000) from the date hereof until July 31, 1996, (ii) $100,000 from August 1, 1996 through January 30, 1998, and (iii) for each annual period thereafter beginning January 31, 1998, $1,500,000 plus the Net Worth required for the
                                            ----
     previous annual period; as used herein, the term "Net Worth" shall mean the
                                                       ---------
     total consolidated assets of Borrower, plus all subordinated debt, plus all notes and accounts receivable from Tommy Moss (collectively, the "Moss
                                                                       ----
     Note"), minus (A) its total consolidated liabilities (including contingent
     ----    -----
     liabilities), (B) all notes receivable from shareholders and affiliates (other than the Moss Note), and (C) other items deducted in arriving at net worth";

          (c) Subparagraph 6(c) of the Loan Agreement is hereby amended by deleting such subparagraph in its entirety and substituting therefor the following:

              "(c) Permit, at any time, its ratio of consolidated current assets to consolidated current liabilities to be less than 1.00 to 1.00; for purposes hereof only, the phrase "current liabilities" shall exclude all scheduled current maturities of long term senior and subordinated debt plus the outstanding balance on the Revolving Note";

          (d) The second paragraph of Schedule "A" of the Loan Agreement is
                                      ------------
     hereby amended by deleting such paragraph in its entirety and substituting therefor the following:

              "'BORROWING BASE', as used herein, shall mean the sum of: (i) eighty percent (80%) of Borrower's Eligible Accounts (as defined below) outstanding on the date of a request for a Loan advance; plus
                                                                          ----
          (ii) fifty percent (50%) of Borrower's Net Security Value of Domestic Inventory (as defined below); provided, however, during the period from April 1st through September 30th of each year, advances exceeding the Borrowing Base (the "Over-Advance") will be allowed provided that
                                   ------------
          the aggregate amount of the Over-Advance does not exceed the lesser of
          (i) the sum of eighty percent (80%) of Eligible Accounts plus one
                                                                   ----
          hundred percent (100%) of Domestic Eligible Inventory, or (ii) $1,500,000."

          (e) The reference to "$1,000,000" in Section VII. of Schedule "B" of
                                                               ------------
     the Loan Agreement is amended by deleting such reference and substituting "$1,500,000" therefor.

     2.   Conditions of Effectiveness.  This Amendment shall become effective
          ---------------------------
when, and only when, Lender shall have received counterparts of this Amendment executed by Borrower, and Section 1 hereof shall become effective when, and only when, Lender shall have additionally received all of the following documents:

          (a) Certificates of the Boards of Directors of Borrower and Rosie Acquisition, L.L.C. ("Guarantor") authorizing the execution, delivery and
                           ---------
     performance of this Amendment, and the matters contemplated hereby; and

          (b) Counterparts of the consent appended hereto (the "Consent of
                                                                ----------
     Guarantor") executed by Guarantor.
     ---------

     3.   Representations and Warranties of Borrower.  Borrower represents and
          ------------------------------------------
warrants as follows:

          (a) Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower enforceable in accordance with its terms. This Amendment does not violate any provisions of Borrower's Articles of Incorporation, By-Laws, or any contract, agreement, law or regulation to which Borrower is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state.

          (b) The representations and warranties made by Borrower in the Loan Agreement are true and correct as of the date of this Amendment.

          (c) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

     4.   Reference to and Effect on the Security Instruments.
          ---------------------------------------------------

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Security Instruments (hereinafter defined) to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

          (b) Except as specifically amended above, the Loan Agreement and all other instruments securing or guaranteeing Borrower's obligations to Lender (the "Security Instruments") shall remain in full force and effect and are
           --------------------
     hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Instruments and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Loan Agreement, as amended hereby, and under the other Security Instruments.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Security Instruments, nor constitute a waiver of any provision of any of the Security Instruments.

     5.   Waiver.  As additional consideration for the execution, delivery and
          ------
performance of this Amendment by the parties hereto and to induce Lender to enter into this Amendment, Borrower and Guarantor warrant and represent to Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Lender or any defense to (a) the payment of any obligations and indebtedness under the Notes and/or the Security Instruments or (b) the performance of any of their obligations with respect to the Notes and/or the Security Instruments, and in the event any such facts, events, statuses or conditions exist or have existed, Borrower and Guarantor unconditionally and irrevocably waive any and all claims and causes of action against Lender and any defenses to their payment and performance obligations in respect to the Notes and the Security Instruments.

     6.   Costs and Expenses.  Borrower agrees to pay on demand all costs and
          ------------------
expenses of Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lender. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

     7.  Execution in Counterparts.  This Amendment may be executed in any
         -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     8.   Governing Law.  This Amendment shall be governed by and construed in
          -------------
accordance with the laws of the State of Texas.

     9.   Final Agreement.  THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL
          ---------------
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

                              BORROWER:

                              DSI TOYS, INC.


                              By: /s/ M.D. Davis
                                 -------------------------------
                              Name: M.D. Davis
                                   -----------------------------
                              Title: C.E.O.
                                    ----------------------------

                              LENDER:

                              BANK ONE, TEXAS, NA


                              By: /s/ John E. Elam Jr.
                                 -------------------------------
                              Name: John E. Elam Jr.
                                   -----------------------------
                              Title: AVP
                                    ----------------------------



                              GUARANTOR:

                              ROSIE ACQUISITION, L.L.C.


                              By: /s/ M.D. Davis
                                 -------------------------------
                              Name: M.D. Davis
                                   -----------------------------
                              Title: President
                                    ----------------------------
                              to evidence its acknowledgment of the waiver set forth in Paragraph 5 hereof

                             CONSENT OF GUARANTOR

                    Dated effective as of January 31, 1996



     The undersigned, ROSIE ACQUISITION, L.L.C., as the Guarantor referred to in the foregoing Amendment, hereby consents to the foregoing Amendment and hereby confirms and agrees that (i) the guaranty in effect on the date hereof to which it is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment, all references in the guaranty to the Loan Agreement shall mean the Loan Agreement as amended by the Amendment and (ii) the guaranty does, and shall continue to, guarantee the payment by the Borrower of its obligations under the Loan Agreement as amended by the Amendment.


                                ROSIE ACQUISITION, L.L.C.


                                By: /s/ M.D. Davis
                                   -------------------------------
                                Name: M.D. Davis
                                     -----------------------------
                                Title: President
                                      ----------------------------